UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21190

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-16th Floor New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble SkyBridge Capital II, LLC 527 Madison Avenue-16th Floor New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 485-3100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SkyBridge

Multi-Adviser Hedge Fund Portfolios LLC

Annual Report

March 31, 2012

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

SkyBridgeMulti-Adviser Hedge Fund Portfolios LLC:

We have audited the accompanying statement of assets and liabilities of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the Company), including the schedule of investments, as of March 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with underlying fund operators, the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC as of March 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S.generally accepted accounting principles.

May 29, 2012

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Assets and Liabilities

March 31, 2012

Assets

Investments in Investment Funds, at fair value (cost $1,904,802,308)	$2,267,726,091
Cash and cash equivalents	9,451,997
Investments in Portfolio Funds paid in advance	89,000,000
Receivable for redemptions from Investment Funds	39,268,705
Other assets	75,224

Total assets	2,405,522,017

Liabilities

Contributions received in advance	63,198,949
Redemptions payable	31,346,841
Management fee payable	2,925,633
Professional fees payable	867,321
Directors’ fees payable	77,500
Accounts payable and other accrued expenses	871,621

Total liabilities	99,287,865

Shareholders’ Capital (2,052,254.823 Shares Outstanding)	$2,306,234,152

Net asset value per share	$1,123.76

Composition of Shareholders’ Capital

Paid-in capital	$2,181,814,626
Accumulated net investment income	15,360,977
Accumulated net realized loss on investment transactions	(253,865,234)
Accumulated net unrealized appreciation on investments	362,923,783

Shareholders’ Capital	$2,306,234,152

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

March 31, 2012

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds
Directional Equity
Artis Partners 2X LTD, Class K2 - e	$1,849,576	$1,585,430	0.07%
East Side Capital Offshore, Ltd. - b	30,700,000	33,240,218	1.44
Frontpoint Onshore Healthcare Fund 2X LP - e	8,574	10,104	0.00	*
JAT Capital Domestic Fund L.P. - Series A - b	31,000,000	28,788,984	1.25
Passport Global Strategies III LTD - e	1,373,174	628,863	0.02
Prism Partners III Leveraged L.P. - b	8,000,000	8,042,910	0.35
Sprott Offshore Fund II LTD Class B - a	13,675,447	9,870,719	0.43
Tao L Holdings LTD - e	166,032	242,494	0.01
Zaxis Equity Neutral, L.P. - a	4,359,572	4,367,258	0.19

Total Directional Equity	91,132,375	86,776,980	3.76

Directional Macro
Astenbeck Offshore Commodities Fund II Ltd. - a	18,000,000	16,128,493	0.70
Drawbridge Global Macro Fund Ltd - SP Reserve - e	30,278	30,502	0.00	*
Drawbridge Global Macro Fund Ltd C1 H10D SP May 9 2008 - e	36,791	17,877	0.00	*
Drawbridge Global Macro Fund Ltd Side Pocket 10 - e	6,592	171	0.00	*
Drawbridge Global Macro Fund Ltd Side Pocket 11 - e	6,760	10,174	0.00	*
Drawbridge Global Macro Fund Ltd Side Pocket 12 - e	388,785	231,342	0.01
Drawbridge Global Macro Fund Ltd Side Pocket 4 - e	92,607	69,392	0.01
Drawbridge Global Macro Fund Ltd Side Pocket 5 - e	18,227	22,957	0.00	*
Drawbridge Global Macro Fund Ltd Side Pocket 6 - e	29,388	—	0.00	*
Drawbridge Global Macro Fund Ltd Side Pocket 7 - e	7,111	43,274	0.00	*

Total Directional Macro	18,616,539	16,554,182	0.72

Event Driven
Alden Global Distressed Opportunities Fund, LP - a	7,411,325	6,461,515	0.28
Alden Global Value Recovery Fund, L.P. - a	8,000,000	7,898,361	0.34
Amber Global Opportunities Fund L.P. - Class B(R) - a	25,125,000	27,031,182	1.17
Ashmore Asian Recovery Fund Limited - b,g	1,256,949	1,131,355	0.05
Axonic Credit Opportunities Fund L.P. - b	42,000,000	43,669,016	1.89
Axonic Credit Opportunities Overseas Fund, Ltd. - b	34,000,000	35,336,875	1.53
BHR Master Fund, Ltd. - b	51,000,000	54,030,604	2.34
Capeview Recovery Fund - Class F - b	26,000,000	26,568,619	1.15
Carrington Investment Partners ( US ) LP - b,f	10,625,967	2,069,488	0.09
Cheyne European Event Driven Fund L.P. - a	17,000,000	17,537,955	0.76
CPIM Structured Credit Fund 1000 INC - b,f	2,045,675	232,092	0.01
CPIM Structured Credit Fund 1500 INC - c,f	1,331,121	142,682	0.01
Harbinger Capital Partners Class L Holdings Series 2 - e	147,849	320,347	0.01
Harbinger Capital Partners Class PE Holdings Series 1 - e	5,429,709	2,152,559	0.09
Harbinger Capital Partners Offshore Fund I, Cl LS - e	2,521,662	574,204	0.03
JLP Credit Opportunity Cayman Fund LTD - b,g	18,000,000	18,712,569	0.81
JLP Credit Opportunity Fund L.P. - b	43,500,000	43,761,638	1.90
Marathon Distressed Subprime Fund (Cayman) LTD Class B - e	308,408	600,167	0.03
Marathon Securitized Credit Fund, Ltd. - b	102,269,410	103,084,102	4.47
Marathon Special Opp Fund LTD SP 2 - e	407,099	479,107	0.02
Marathon Special Opp LTD SP 4 - e	588,093	103,831	0.00	*
Marathon Special Opportunity Fund LTD Ser. 31 Dec 2008 - e	83,362	118,927	0.01
Marathon Special Opportunity Fund LTD SP 6 - e	276,235	475,603	0.02
Marathon Structured Finance Ltd. Class D Ser 1 - e	2,826,061	3,761,791	0.16
Paulson Recovery Fund LP - b	68,481,806	64,635,588	2.80
Pine River Fixed Income Fund LP - b	122,572,139	163,708,298	7.10
Pine River Fixed Income Fund LTD - b,g	106,700,000	113,313,533	4.91
Polygon European Equity Opportunity Fund Ltd. - b	12,750,000	11,288,994	0.49

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

March 31, 2012

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds (continued)
Event Driven (continued)
Premium Point Mortgage Credit Fund, L.P. - b,g	$10,000,000	$10,536,847	0.46%
Seer Capital Partners Fund L.P. - b	32,200,000	33,814,196	1.47
Stark Investments Structured Finance Onshore Fund - d,f	6,519,237	6,867,455	0.30
Third Point Ultra, Ltd. - b	177,211,018	193,005,965	8.37
Trilogy Financial Partners L.P. - b,g	19,200,000	19,710,719	0.86
York Credit Opportunities Fund, LP - b	16,500,000	21,031,333	0.91
York Credit Opportunities Unit Trust - b	5,000,000	7,092,168	0.31
York European Focus Fund L.P. - b	15,651,313	15,193,921	0.66

Total Event Driven	994,939,438	1,056,453,606	45.81

Relative Value
Brigade Leveraged Capital Structures LP - b	6,006,043	7,830,082	0.34
Discus Non-US Side Holdings LTD Class S- e	257,232	255,019	0.01
EJF Debt Opportunities Fund L.P. - b	64,000,000	65,992,762	2.86
EJF Debt Opportunities Fund Ltd. - b	45,000,000	46,949,865	2.04
Lazard Rathmore Fund, Ltd. - b	16,200,000	17,145,255	0.74
Metacapital Mortgage Opportunities Fund, L.P. - b	26,790,227	37,940,766	1.65
Metacapital Mortgage Opportunities Fund, L.P. Class B - b	3,000,000	3,539,908	0.15
Metacapital Mortgage Opportunities Fund, Ltd. Class B - b	149,250,000	186,977,844	8.11
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b	23,250,000	26,276,523	1.14
Midway Market Neutral Fund, LLC - a	44,166,430	53,174,758	2.31
Midway Market Neutral International Fund Ltd. - a	38,025,000	44,347,589	1.92
Passport M1 Master Fund, L.P. - b	5,000,000	5,113,018	0.22
Providence MBS Fund, LP - b	62,900,000	115,706,562	5.02
Providence MBS Offshore Fund, LTD - b	105,801,594	141,097,559	6.12
SOLA 1 - a	18,195,176	20,131,767	0.87
Sola 1 Class SP - e	1,284,031	1,967,903	0.09
Sola 1 Class T2 - e	3,984,191	4,869,829	0.21
SPM Core Offshore - b	52,000,000	54,716,111	2.37
Structured Service Holdings LP - a	41,440,770	122,799,537	5.32
Structured Service Holdings LTD - a	93,563,262	151,108,666	6.55

Total Relative Value	800,113,956	1,107,941,323	48.04

Total Investments in Investment Funds	$1,904,802,308	$2,267,726,091	98.33

Other Assets, less Liabilities		38,508,061	1.67

Shareholders’ Capital		$2,306,234,152	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

*	Amounts are less than 0.005%.
a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Redemptions permitted semi annually.
d	Redemptions permitted annually.
e	Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $18,571,867 (0.82% of total Investments in Investment Funds) of illiquid investments at March 31, 2012.
f	Subject to gated redemptions.
g	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Operations

Year Ended March 31, 2012

Investment income
Interest income	$7,289

Total investment income	7,289

Expenses
Management fee	27,959,322
Administration fees	2,317,670
Risk monitoring fees	1,331,111
Professional fees	986,809
Filing fees	209,864
Directors’ fees and expenses	140,500
Custodian fees	29,974
Miscellaneous expenses	762,911

Total expenses	33,738,161

Net investment loss	(33,730,872)

Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments in Investment Funds
Net realized gain/(loss) on sales of investments in Investment Funds	(42,711,124)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	111,329,241

Net realized and unrealized gain on investments in Investment Funds	68,618,117

Net increase in Shareholders’ Capital from operations	$34,887,245

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statements of Changes in Shareholders’ Capital

	Year Ended March 31, 2012	Year Ended March 31, 2011
Operations

Net investment loss	$(33,730,872)	$(17,003,417)
Net realized gain/(loss) on sales of investments in Investment Funds	(42,711,124)	17,025,386
Net change in unrealized appreciation/depreciation on investments in Investment Funds	111,329,241	150,824,887

Net increase in Shareholders’ Capital from Operations	34,887,245	150,846,856

Distributions to Shareholders

Distributions from net investment income	(34,381,061)	(92,062,159)

Decrease in Shareholders’ Capital from Distributions to Shareholders	(34,381,061)	(92,062,159)

Shareholders’ Capital Transactions
Capital contributions	1,116,173,119	486,860,811
Reinvestment of distributions	32,716,369	89,128,586
Capital redemptions	(81,120,982)	(62,605,958)

Increase in Shareholders’ Capital from Capital Transactions	1,067,768,506	513,383,439

Shareholders’ Capital at beginning of year	1,237,959,462	665,791,326

Shareholders’ Capital at end of year (2,052,254.823 and 1,093,651.009 shares outstanding at March 31, 2012 and March 31, 2011, respectively)	$2,306,234,152	$1,237,959,462

Accumulated Net Investment Income/(Loss)	$15,360,977	$(5,708,685)

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Cash Flows

Year Ended March 31, 2012

Cash flows from operating activities
Net increase in Shareholders’ capital from operations	$34,887,245
Adjustments to reconcile net increase in Shareholders’ capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(1,288,900,000)
Proceeds from disposition of investments in Investment Funds	333,421,668
Net realized (gain)/loss on sales of investments in Investment Funds	42,711,124
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(111,329,241)
Changes in operating assets and liabilities:
Increase in other assets	(31,930)
Increase in management fee payable	1,360,031
Increase in professional fees payable	270,499
Increase in directors’ fees payable	47,500
Increase in accounts payable and other accrued expenses	445,050

Net cash used in operating activities	(987,118,054)

Cash flows from financing activities
Capital contributions	1,041,024,443
Distributions paid	(1,664,692)
Capital redemptions	(62,730,946)

Net cash provided by financing activities	976,628,805

Net decrease in cash and cash equivalents	(10,489,249)
Cash and cash equivalents at beginning of year	19,941,246

Cash and cash equivalents at end of year	$9,451,997

Supplemental non-cash information:
Decrease in contributions received in advance	$(75,148,676)

Increase in redemptions payable	$18,390,036

Reinvestment of distributions	$32,716,369

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Financial Highlights

	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Net Asset Value per Share, beginning of year:	$1,131.95	$1,065.34	$1,005.77	$1,216.46	$1,207.54
Income (loss) from investment operations:
Net investment loss*	(20.12)	(21.47)	(22.13)	(29.47)	(34.29)
Net realized and unrealized gain/(loss) on investments	30.32	206.41	247.91	(153.56)	133.84

Total from investment operations	10.20	184.94	225.78	(183.03)	99.55

Distributions from net investment income	(18.39)	(118.33)	(166.21)	—	—
Distributions from net realized gains	—	—	—	(27.66)	(90.63)

Total distributions	(18.39)	(118.33)	(166.21)	(27.66)	(90.63)

Net Asset Value per Share, end of year:	$1,123.76	$1,131.95	$1,065.34	$1,005.77	$1,216.46

Total Return	1.01%	17.92%	23.21%	(15.05%)	8.24%

Ratios/Supplemental Data:
Shareholders’ capital, end of year	$2,306,234,152	$1,237,959,462	$665,791,326	$515,528,823	$571,709,686

Portfolio turnover	19.66%	38.53%	38.58%	41.45%	30.05%

Ratio of expenses to average Shareholders’ capital**, ***	1.78%	1.90%	2.04%	2.63%	2.90%

Ratio of net investment loss to average Shareholders’ capital**, ***	(1.78%)	(1.90%)	(2.04%)	(2.62%)	(2.87%)

The above ratios may vary for individual investors based on the timing of capital transactions during the period.

*	Per share data for income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.
**	The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.
***	The Company periodically incurs subscription and redemption fees related to transactions with underlying investment funds. In 2012 and 2011, these fees were immaterial and therefore had no impact on the aforementioned ratios. For the prior years ended 2010, 2009 and 2008, the Company incurred redemption fees of $328,671, $2,199,068 and $2,151,669, respectively. Had the Company not incurred these fees, the ratio of expenses to average Shareholders’ capital and the ratio of net investment loss to average Shareholders’ capital would have been 1.99% and (1.98)% for the year ended 2010, 2.30% and (2.29)% for the year ended 2009 and 2.40% and (2.37)% for the year ended 2008, respectively.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012

1.	Organization

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”) as amended, as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Portfolio Valuation

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s pro-rata interest in the net assets of each Investment Fund.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 4% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are not included in the management fee reflected in the Statement of Operations.

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported net asset value. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a Shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. However, the effects of any discounts related to redemption restrictions or lock-up periods were determined by the Adviser to be insignificant at March 31, 2012, and therefore, no discounts were applied to the fair value of the Investment Funds. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

b.	Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. The valuations reported by the Investment Funds, upon which the Company calculates its month end net asset value, may be subject to adjustment subsequent to the valuation date, based on

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

information which becomes available after that valuation date. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be de minimis. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, will be made only if they both (i) are caused by a misapplication of the Company’s valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company’s Valuation Committee and to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

c.	Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of investment funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

d.	Income Taxes

The Company became a corporation that is taxed as a regulated investment company (“RIC’) as of October 1, 2005. The Company operated as a partnership from inception through September 30, 2005.

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to RICs and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. Therefore, no federal income or excise tax provision is required for the Company’s financial statements. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. During the year ended March 31, 2012, the Company did not incur any excise tax.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2012, no provision for income tax would be required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2012, the Company did not incur any interest or penalties.

e.	Cash and Cash Equivalents

Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

f.	Use of Estimates and Reclassifications

The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

g.	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of the ASU 2011-04 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

3.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

by the Company as of March 31, 2012. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect its disclosure. The Company had no unfunded capital commitments as of March 31, 2012.

Directional equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. The Investment Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. Investment Funds in this strategy, representing approximately 3 percent in this strategy, are illiquid side pocket investments, and have suspended redemptions. The remaining approximately 97 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Directional macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. Generally, the Investment Funds within this strategy have monthly liquidity, subject to a 60 day notice period. Investment Funds in this strategy, representing approximately 3 percent in this strategy, are illiquid side pocket investments with suspended redemptions and are classified as Level 3 investments. The remaining approximately 97 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have monthly to annual liquidity, subject to a 30 to 180 day

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

notice period. Investment Funds in this strategy, representing approximately 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Approximately 1 percent of the Investment Funds in this strategy have gated redemptions, which are expected to be lifted within 12 to 36 months. In addition, approximately 15 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity provisions on a greater than quarterly basis. The remaining approximately 83 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Relative value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing approximately 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. The remaining approximately 99 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

The following is a summary of the inputs used as of March 31, 2012, in valuing the Company’s assets carried at fair value:

Description	Total Fair Value at March 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Investment Funds
Directional Equity	$86,776,980	$—	$84,310,089	$2,466,891
Directional Macro	16,554,182	—	16,128,493	425,689
Event Driven	1,056,453,606	—	875,150,330	181,303,276
Relative Value	1,107,941,323	—	1,100,848,572	7,092,751

Total Investments in Investment Funds	$2,267,726,091	$—	$2,076,437,484	$191,288,607

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Balance as of March 31, 2011	Net realized gain / (loss)	Net change in unrealized appreciation / depreciation	Purchases	Sales	Transfers in and/or (out) of Level 3 *		Balance as of March 31, 2012
Directional Equity	$38,843,939	$(8,656,213)	$(2,243,889)	$2,524,487	$(28,001,433)	$—		$2,466,891
Directional Macro	468,492	—	(42,803)	15,022	(15,022)	—		425,689
Event Driven	86,815,155	(3,076,570)	5,434,329	283,214,291	(36,339,828)	(154,744,101	)**	181,303,276
Relative Value	7,359,642	(592)	(196,646)	5,268,222	(5,337,875)	—		7,092,751

Total	$133,487,228	$(11,733,375)	$2,950,991	$291,022,022	$(69,694,158)	$(154,744,101)		$191,288,607

*	The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table above.
**	Amount relates to transfers of three Investment Funds out of Level 3. The transfers are due to the change in the Investment Funds’ lock-up periods.

Net change in unrealized appreciation (depreciation) on Level 3 assets still held as of March 31, 2012 is $6,960,020.

All net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations.

4.	Management Fee, Administrative Fee, Related Party Transactions and Other

The Adviser provides certain management and administrative services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, the Adviser also provides office space and other support services. In consideration for such services, the Company will pay the Adviser a monthly management fee of 0.125% (1.5% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Total amounts expensed related to underwriting fees by the Company for the year ended March 31, 2012 were $120,000 and are included in miscellaneous expenses in the Statement of Operations. Placement

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

agents may be retained by the Company to assist in the placement of the Company’s Shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose Shares the agent places. The specific amount of the placement fee paid with respect to a Shareholder is generally dependent on the size of the investment in the Company.

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees may range from 0 to 3%. In addition to the placement fee paid by Shareholders, the Adviser and/or its affiliates will pay placement agents an annual fee. The annual fee is paid from the Adviser’s own resources (or those of its affiliates).

The Adviser and BNY Mellon Investment Servicing (US) Inc. have separate agreements with the Company and act as co-administrators to the Company. The Adviser, as co-administrator, receives no fees for providing administrative services to the Company. BNY Mellon Investment Servicing (US) Inc. provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC.

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge G II Fund, LLC, an annual retainer of $40,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $3,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

Total amounts expensed related to Directors by the Company for the year ended March 31, 2012 were $140,500.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2012 were $29,974.

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2012, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation, from inception to March 31, 2012.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

Cost of purchases *	$1,650,205,529

Proceeds from sales *	$649,946,905

Gross unrealized appreciation	$396,266,115
Gross unrealized depreciation	(33,342,332)

Net unrealized appreciation	$362,923,783

*	Cost of purchases and proceeds from sales include non-cash transfers of $299,805,529 for the year ended March 31, 2012.

6.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

Transactions in Shares were as follows for the year ended March 31, 2012 and the year ended March 31, 2011:

	March 31, 2012	March 31, 2011
Shares outstanding, beginning of year	1,093,651.009	624,958.550
Shares purchased	1,001,478.879	443,299.969
Shares issued for reinvestment of distributions	31,086.981	82,711.506
Shares redeemed	(73,962.046)	(57,319.016)

Shares outstanding, end of year	2,052,254.823	1,093,651.009

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

8.	Redemption Penalty

During the year ended March 31, 2012, the Company paid redemption penalties totaling $45,929. The redemption penalties were charged to the Company for redeeming its interests of certain Investment Funds prior to the expiration of applicable lock-up periods. The payment of these penalties released the Company from any further liability for its investments in the applicable Investment Funds and is recorded as an operating expense within miscellaneous expenses on the Statement of Operations.

9.	Income Taxes

The tax basis of distributable earnings shown in the table below represent distribution requirements the Company must satisfy under the income tax regulations, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of Investment Funds for federal income tax purposes.

Undistributed ordinary income	Capital loss carryforward	Qualified Late Year Losses	Net unrealized appreciation
$13,983,202	$(48,716,829)	$(19,375,954)	$178,529,107

The primary difference between the book and tax appreciation or depreciation of Investment Funds is attributable to adjustments to the tax basis of Investment Funds based on allocation of income and distributions from Investment Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Investment Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Investment Funds. The allocated taxable income is reported annually by each Investment Fund to the Company. The aggregate cost of Investment Funds for federal income tax purposes is therefore calculated and presented annually as of March 31. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes is noted below.

Federal tax cost of investments in Investment Funds	$2,089,196,984

Gross unrealized appreciation	$430,866,080
Gross unrealized depreciation	(252,336,973)

Net unrealized appreciation	$178,529,107

Net investment income (loss) and net realized gain (loss) differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

Accordingly, the following amounts have been reclassified for March 31, 2012, and are primarily due to the different book to tax treatment for the distributive share of partnership items and different book to tax treatment for gains realized on the sale of Investment Funds classified as passive foreign investment companies.

Net assets of the Company were unaffected by the reclassifications.

Accumulated net investment income (loss)	Accumulated net realized gain on investments	Paid-in capital
$89,181,595	$54,616,879	$(143,798,474)

As noted above, the differences between book and tax treatment for certain items impact the amount of distributable income and to conform with U.S. GAAP, results in the reclassification to accumulated net investment income (loss). The following table reconciles the beginning and end of year balances of accumulated net investment income (loss).

Accumulated net investment income (loss), beginning of year	$(5,708,685)
Net investment income (loss)	(33,730,872)
Reclassification of differences between book and tax	89,181,595
Distributions	(34,381,061)

Accumulated net investment income (loss), end of year	$15,360,977

For the year ended March 31, 2012, the tax character of distributions paid by the Company was $34,381,061 ordinary income. For the year ended March 31, 2011, the tax character of distributions paid by the Company was $92,062,159 ordinary income. Distributions from net investment income and net short-term capital gains are treated as ordinary income for federal income tax purposes.

As of March 31, 2012, the Company has a capital loss carryforward of $48,716,829, which is available to offset future capital gains. $36,398,784 of this capital loss carryforward is available as a short-term capital loss to offset the Company’s capital gains through March 31, 2018. The remaining $12,318,045 of this capital loss carryforward is not subject to expiration, and is subject to treatment as a short-term capital loss.

As permitted by federal tax rules, the Company intends to treat capital losses of $19,375,954 incurred between November 1, 2011 and March 31, 2012 as arising on April 1, 2012. These losses are available to offset future capital gains, if any.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements - March 31, 2012 (continued)

losses are required to be utilized before the utilization of losses incurred in the taxable year ended prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, as appropriate, rather than being considered all short-term capital losses as under previous law.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FEDERAL TAX INFORMATION

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to notify you of the federal tax status of dividends paid by the Company during the fiscal year ended March 31, 2012, as follows:

4.05% as ordinary income dividends paid during the year constitutes qualified dividends in accordance with Section 854(b)(1)(B) of the Code.

0.93% of ordinary income dividends paid during the year constitutes dividends eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In January 2013, shareholders will receive federal income tax information on all distributions declared in the calendar year 2012, including any distributions paid to their accounts between April 1, 2012 and January 31, 2013.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex.”) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 16th Floor, New York, New York 10022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Charles Hurty (born 1943)	Director	November 2002 to present	Business Consultant since October 2001; prior thereto, Partner with accounting firm of KPMG LLP.	Two**	SkyBridge G II Fund, LLC; GMAM Absolute Return Strategy Fund 1; iShares Trust and iShares, Inc. (216 portfolios)

Steven Krull (born 1957)	Director	November 2002 to present	Professor of Finance at Hofstra University; Business Consultant.	Two**	SkyBridge G II Fund, LLC; Cadogan Opportunistic Alternatives Fund, LLC

Joshua Weinreich (born 1960) 2006)***	Director	December 2006 to present (served as an advisory Director from January 2006 to November	Retired since 2004. Between 1985 and 2004 held various executive positions at Bankers Trust/Deutsche Bank.	Two**	SkyBridge G II Fund, LLC; Smart Pros Inc. (a distance learning company that provides content for continuing education); Endowment Hedge Fund Subcommittee of Cornell University

*	Term of office of each Director is indefinite.
**	Includes the Company and Skybridge G II Fund, LLC.
***	As an advisory Director, Mr. Weinreich participated in Board meetings in the same manner as a full Director, except that he was ineligible to cast a vote on any manner, as his appointment to the Board as an Independent Director had not yet been ratified by Shareholders.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INTERESTED DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	Chief Investment Officer, SkyBridge (2010-present); CEO, Citigroup Alternative Investments Fund of Hedge Funds Group (2005-2010); President, Director and Portfolio Manager of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2005.	Two**	SkyBridge G II Fund, LLC

*	Term of office of each Director is indefinite.
**	Includes the Company and SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Raymond Nolte (born 1961)	President and Director	September 2005 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Vice President, SkyBridge GII Fund, LLC (July 2011-present); Managing Director, SkyBridge Capital (January 2011-present); Director, SkyBridge Capital (2010); Director, Citigroup Alternative Investments LLC (January 2008 - 2010); Vice President, Citigroup Alternative Investments LLC (2004 - 2008)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present); Associate General Counsel, Citigroup Alternative Investments LLC (2006-2010)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present); Executive Vice President and Chief Financial Officer, Coventry Capital LLC and Lucerne Management, LLC (2001-2007)

Brahm Pillai (born 1979)	Secretary	June 2009 to present	Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Secretary, SkyBridge GII Fund, LLC (July 2011-present); Vice President, SkyBridge Capital (2010-present); Vice President, Citigroup Alternative Investments LLC (2008-2010); Assistant Vice President, Citigroup Alternative Investments LLC (2007-2008)

*	Term of office of each officer is indefinite.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $131,000 for 2011 and $161,500 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $71,970 for 2011 and $83,100 for 2012. This fee relates to the preparation of the registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $15,000 for 2011 and $0 for 2012. This fee relates to the auditors review of the Form N-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	100%
(d)	100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $20,000 for 2011 and $0 for 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of

Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE

MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

Proxy Voting Procedures

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”), a “series” investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2004, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE: By August 31, 2012, the Fund will be required to file Form N-PX for the period July 1, 2011 to June 30, 2012.

Disclosure of Proxy Procedures. Commencing in 2003, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE: Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2004, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE: Required with the next such document filed with the SEC on or after August 31, 2012.

Adopted: September 18, 2003

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Raymond Nolte is currently the sole portfolio manager of the registrant’s portfolio and as such has primary responsibility for the day-to-day management of the Company. In that capacity he receives significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s professional background is described above in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present	CIO, SkyBridge Capital II, LLC (July 2010 to present); CEO, Citigroup Alternative Investments LLC, Fund of Hedge Funds Group (September 2005-June 2010) Portfolio Manager, Director, President of SkyBridge GII Fund, LLC since July 2011

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2012

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte	Registered Investment Companies:	2	$2.34 billion	0	0
Raymond Nolte	Other Pooled Investment Vehicles:	7	$849 million	7	$849 million
Raymond Nolte	Other Accounts:	7	$168 million	3	$21.6 million

Potential Conflicts of Interests

As shown in the table above, Mr. Nolte is responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2012

Mr. Nolte’s compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus. The discretionary bonus is based upon the financial results and profitability of SkyBridge as a whole for which Mr. Nolte serves as chief investment officer. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2012

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Raymond Nolte	100,001 –500,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President (principal executive officer)

Date                                             June 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President (principal executive officer)

Date                                             June 5, 2012

By (Signature and Title)*	/s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer (principal financial officer)

Date                                             June 5, 2012

* Print the name and title of each signing officer under his or her signature.